Exhibit 99.1
Advancing at a steady click: The success of our students. The value of our approach. A M E R I C A N P U B L I C E D U C A T I O N , I N C. January 2010

Statements made in this presentation regarding American Public Education, or its subsidiaries, that are not historical facts are forward-looking statements based on current expectations, assumptions, estimates and projections about American Public Education and the industry. These forward-looking statements are subject to risks and uncertainties that could cause actual future events or results to differ materially from such statements. Forward-looking statements can be identified by words such as "anticipate", "believe", "could", "estimate", "expect", "intend", "may", "should", "will" and "would". These forward-looking statements include, without limitation, statements on the slides "Strong Growth and Operating Leverage" and statements regarding expected growth. Actual results could differ materially from those expressed or implied by these forward-looking statements as a result of various factors, including the various risks described in the "Risk Factors" section and elsewhere in the Company's Annual Report on Form 10-K for the year ended December 31, 2008 and subsequent reports filed by the Company with the SEC. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future. Safe Harbor Statement

Unique Position Sustainable Growth Holistic Value Affordable Tuition Broad Array of Degree Programs High Academic Quality Relationship Marketing Focus Addressing Large and Growing Markets Leverage from Rapidly Growing Civilian Student Population Proprietary Technology and Processes Create Efficiencies Prepared for Changing Environments Students - Compelling Lifetime Value Society - Addressing Critical Higher Education and Corporate Needs Shareholders - Prudently Managed Long-Term Growth The Growing Value of Our Approach

Military: Active Duty Military DoD Tuition Assistance ("TA") Civilians: Civilian & Military-Affiliated Federal Student Aid ("Title IV") 20% of net course registrations Veterans Education Benefits ("VA") Military Spouse DoD Tuition Assistance Cash & Other "Students by Type" represent the category which students self identify at the time of registration. As of September 2009 Higher Education for those Who Serve Civilian 33% Military 67% Enrollment by Type TM

Founded as American Military University in 1991 by a retired Marine Corps Major Nationally Accredited (DETC) in 1995 In 2002, expanded into the American Public University System Established American Public University Regionally Accredited (NCA) in 2006 Gained access to Title IV funding in 2006 Today, serving over 59,300 students worldwide Military Heritage is Valuable to Civilian Markets

Unique Position

A Unique Mission to be Affordable Expand access by lowering costs and barriers associated with higher education through low tuition, undergraduate book grant program, and few fees: Average tuition at state schools increased 6.5% in 2009-10 Undergraduate Degree Cost Non-resident and other program tuition is higher. Excludes military scholarship supplements that cover certain tuition costs of military students. Source: Digest of Education Statistics 2008, The College Board, and Company estimates based on customer service quotes. Graduate Degree Cost (1) (1) Tuition Books Fees

Broad Array of Degree Programs, 100% Online Students by Level: Students by School: September 2009 Unique Programs Unique Faculty Unique Experience Classes: Middle East Culture, Explosive Ordinance Disposal, Asymmetric Warfare Experts in their field: Dr. Alan Hale (Former U.S. Astronaut); Dr. Dani Babb (Author, Fox Business News Guest) 76 Degree Programs: Homeland Security, Space Studies, Emergency & Disaster Management, Liberal Arts 208 full-time and 712 part-time faculty Small class sizes: average class 14 students; limit class sizes to 25 students Flexible: 8 and 16 week courses with monthly starts Public Safety & Health 26% Arts & Humanities 22% Education 1% Science & Technology 9% Business 10% Management 13% Security & Global Studies 19% Bachelors 67% Associates 13% Masters 20%

High Academic Quality and Demonstrated Outcomes Nationally benchmarked tools measure student engagement and learning: ETS Proficiency Profile, National Survey of Student Engagement (NSSE), Community of Inquiry Framework Survey (COI), and Major Field Tests Participate in Transparency by Design and HLC Assessment Academy Specialty accreditations, for example: National Council on Family Relations for Child and Family Development Program Foundation of Higher Education for Emergency and Disaster Management Program Numerous awards and recognition First for-profit institution to receive The Sloan Consortium's top honor 2009 Academic Recognition Award from International Association of Emergency Managers (IAEM) 2008 ETS Proficiency Profile Source: 2008 ETS Reports, Institution Reports and Company Estimates APUS All Institutions 110 112 114 116 118 120 122 Critical Thinking Reading Writing Mathematics Humanities Social Sciences Natural Sciences

High referrals and targeted advertising keep our cost of recruitment low, helps keep tuition affordable, and drives long-term customer satisfaction... New students by source: Referrals Targeted Approach Precise advertisement placement Use of social media, viral marketing Limited use of "lead gen" Relationship Marketing, A Distinctive Approach Relationship Focus Focus on key influencers Field representatives develop relationships Consultative approach to student enrollment Sustainable Advantages Low relative marketing costs and high referrals Relationships/credibility with key influencers 40% of alumni re-enroll for a second degree Others Print Ads Internet/ Web Site

As seen in British Heritage Magazine As seen in National Volunteer Fire Council Newsletter Proven and Efficient Marketing Strategy: Prudently Targeting Select Audiences As seen on Facebook

Sustainable Growth

Military Position and Opportunity Market Opportunity with 2.1 Million Active Duty Military More than 300,000 utilizing tuition assistance to pursue higher education* 64% of military students are online and expected to grow to over 75% of total* Education is primary recruitment tool of the military; 21st century soldier requires advanced education Solid Leadership Position within Military Higher Education #1 in total DoD enrollment* Well regarded by key influencers/military leadership: APUS VP, Military Programs elected President of the Council of College & Military Educators (CCME) Top 20 "Military-Friendly College" as ranked by Military Advanced Education Approximately 70% of new, active duty military students referred by others Continued Strong Military Leadership on Board Lieutenant General Julius Becton, Jr. General Alfred M. Gray Lieutenant General Richard G. Trefry Major General Barbara G. Fast * Source: CCME

Military Attributes Translate Well into Civilian Markets Target Niches in Civilian Market Strong Value Proposition in Civilian Market Affordability resonates in civilian markets Tuition Below Title IV loan limits Low debut burden upon graduation Low cohort default rate: 3.3% (3 yr average) 92% of APUS civilian students working FT/PT Civilians attracted to unique program offerings and flexibility Niche markets influenced by opinions of key influencers and others Approximately 40% of new civilian students referred by others Law Enforcement (.75M) Fire and Emergency (1.3M) Teachers (3.5M)

Source: EduVentures Civilian Market is Larger and More Rapidly Growing According to EduVentures: Continued Rapid Growth in Online Students Expected Double-digit growth expected over next 5 years Market-funded opportunity enhanced by constrained nonprofit supply Very few (<15%) prospective adult learners refuse to consider wholly online study Online Headcount in U.S.

Active Civilian Attributes... Higher retention - fewer drops in first class Higher percentage are graduate students - graduate programs more profitable More classes annually - civilians take 6 classes on average vs. 4 classes for military Lead to Positive Economics, Offsetting Higher Advertising Costs... Leverage of G& A Benefits enhanced if... Referral rates improve APU brand awareness grows Margin Improvement Case Study 2009: While S&P increased from 11% to 14% of revenue, G&A decreased from 20% to 18% of revenue, and ICS decreased from 41% to 40% of revenue Leverage from Growing Civilian Student Population

Promotes student interaction and student engagement. Fulfills virtually every university function that a student needs. All transactions receive a high quality, rapid response that is measured to ensure effectiveness. PAD Creates Operational Efficiencies and High Customer Satisfaction Consists of proprietary technology and processes Highly automated system fulfilling university functions and generating efficiencies Enables key features of operating model Collecting analytics across the enterprise - from managing enrollment and retention to assessing outcomes in student learning and faculty satisfaction Creates ability to measure and improve Utilizes a data warehouse; specialized dashboards; semantic analysis engines; and other tools to help analyze, manage and improve student learning Student Satisfaction Quotient (SSQ)

Positioned for Challenging Environments Value proposition well positioned for highly regulated environment Affordable, Low Cohort Default Rates Transparent, High Quality and Regionally & Nationally Accredited Consultative Approach to Enrollment, High Customer Satisfaction Experienced Faculty and Increasing Recognition Diversity of degree programs important for rapidly evolving economy Government Careers Recovery Jobs or Career Advancement Positioned to address emerging opportunities with students age 18 -24 years High online engagement (more so than today's 32 year olds) Now represents approximately 20% of lead flow

Holistic Value

APUS Graduates CAGR 64% *500 Employers and 414 Alumni Respondents The Best Judge of Quality: Successful Alumni More than 40% of alumni return for a second degree Over 50% of new students referred to APUS by others 98.6% of APUS alumni employers surveyed would hire another graduate from APUS* 96.1% of alumni surveyed 1 year after graduation agreed or strongly agreed that AMU/AUP meet their overall expectations*

(in thousands) 2009(e) represents 2009 Full Year Outlook Revenues 5 yr CAGR: 45% Income from continuing operations before interest income and income tax 5 yr CAGR: 61% (1) Excludes a $3.1 million write-off of capitalized software development costs in 2006. (in millions) (in millions) Net Course Registrations 5 yr CAGR: 45% Strong Growth and Operating Leverage 41% Growth 39% Growth 53% Growth (1)

Strong Balance Sheet with No Debt As of Sept 30, 2009 As of December 31, 2008 Cash & Cash Equivalents Total Assets Total Long-Term Debt Depreciation and Amortization CAPEX ($ in millions) $63.8 $105.1 $0 $47.7 $78.8 $0 Nine Months Ended Sept 30 2008 2009 $3.9 $3.0 $8.6 $6.9

Recent Highlights in Third Quarter 2009 Strong 3Q2009 Enrollment and Net Course Registration Growth Net course registrations1 increased 42% Net course registrations from new students2 increased 41% Total student enrollment3 increased 44% to 59,300 Expanding Leadership Among Institutions Serving the Military Net course registrations from students using TA increased 32% Extended office and visitation hours at several military bases New military spouse program generating increased enrollment Successful Execution of Civilian Strategy Net course registrations from students using Title IV grew 96% Increasing percentage of leads from traditional students (18-24 years) Graduate tuition for courses beginning in April 2010 or later will increase to $300 per credit hour ($900 per 3 credit course)

Holistic Value Created for All Key Audiences Prudently manage long-term growth and generate consistent shareholder value creation American Public Education Employees Communities Support for niche markets and the various communities we serve (e.g., "Tips for Teachers" Program, Police Visor Card Program) Help the United States match leading nations in the percentage of adults with college degrees Provide affordable, challenging education leading to jobs and advancement Create new, high quality jobs and opportunities for advancement Students Society Shareholders

Investment Highlights Uniquely Position Unique approach to online higher education makes APUS well positioned for sustainable growth Significant Growth Opportunities Expanding growth opportunities in civilian market Efficient Operating Model Efficient operating model with opportunities for margin expansion Strong Track Record History of prudently managed growth and shareholder value creation Solid Fundamentals Double digit revenue and earnings growth, strong cash flow and solid balance sheet with no debt

Advancing at a steady click: The success of our students. The value of our approach. A M E R I C A N P U B L I C E D U C A T I O N , I N C. January 2010